UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  June 10, 2022
Commission file number 0-21513
DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5301 Hollister			(713)	996-4700
Houston,	Texas	77040
(Address of principal executive offices)			(Registrant’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $0.01	DXPE	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On June 10, 2022, DXP Enterprises, Inc. (the “Company”) held its 2022 Annual Shareholders Meeting (the “Annual Meeting”). There were 18,775,571 shares of common stock entitled to be voted at the Annual Meeting, of which 17,155,636 or 91.4 percent, were voted in person or by proxy. Additionally, there were 16,122 shares of Series A and B preferred stock entitled to 1,612 votes at the Annual Meeting. The results for each item submitted for a vote of shareholders are as follows. The shareholders:
(1)Voted to elect each of the six (6) nominees for director.
(2)Approved, on an advisory basis, the compensation of the Company’s named executive officers.
(3) Approved ratification of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for fiscal 2022.

The Company’s inspector of election certified the following vote tabulations:

PROPOSAL 1: ELECTION OF DIRECTORS

	Vote Results	For	% For	Withheld	Broker Non-Votes
David R. Little	Re-elected	12,304,108	76.8%	3,711,035	1,140,493
Kent Yee	Re-elected	11,028,025	68.9%	4,987,118	1,140,493
Joseph R. Mannes	Re-elected	12,132,560	75.8%	3,882,583	1,140,493
Timothy P. Halter	Re-elected	12,129,268	75.7%	3,885,875	1,140,493
David Patton	Re-elected	9,623,683	60.1%	6,391,460	1,140,493
Karen Hoffman	Re-elected	15,975,524	99.8%	39,619	1,140,493

PROPOSAL 2: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

With respect to the number of shares of Common Stock that were voted for, voted against, and were withheld from voting for proposal #2 to approve, as a non-binding advisory vote, executive compensation are set forth below:

For	15,656,853
% For	97.8%
Against	344,849
Abstain	13,441
Broker Non-Votes*	1,140,493
Vote Results	Approved
* Broker non-votes have no effect on this proposal.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

With respect to the ratification of PricewaterhouseCoopers, LLP as independent registered public accountant that were voted for, voted against, and were withheld from voting for proposal #3 are set forth below:

For	17,140,180
% For	99.9%
Against	13,970
Abstain	1,486
Vote Results	Approved

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        DXP ENTERPRISES, INC.

June 14, 2022	By: /s/ Kent Yee
Kent Yee
Senior Vice President/Finance and Chief Financial Officer

By: /s/ Gene Padgett
Gene Padgett
Senior Vice President/Chief Accounting Officer